UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2026

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cabot Road, Suite 1800
Woburn, MA 01801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 2, 2026 (the “Closing Date”), iSpecimen Inc. (the “Company”) and Foldlab AI Ltd., a company organized under the laws of British Columbia (“Foldlab” or the “Seller”), entered into an amendment (the “Amendment”) to the Asset Purchase Agreement, dated September 4, 2026 (as amended, the “Agreement”), previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 4, 2026.

The Amendment provides that: (i) because no third-party escrow agent was engaged, the stock consideration under the Agreement (the “Stock Consideration”) is not deposited into escrow and is instead issued following the closing of the transactions contemplated by the Agreement (the “Closing”) in restricted book-entry form in the name of the Seller on the books of the Company’s transfer agent, Broadridge Corporate Issuer Solutions, LLC, bearing restrictive legends and subject to a stop-transfer instruction; (ii) the five-year lock-up of the Stock Consideration, with no leak-out, continues to apply and is implemented through those legends and stop-transfer instructions and through the voting rights agreement entered into at Closing (the “Voting Rights Agreement”), rather than through an escrow agreement; and (iii) the Company may set off amounts owed to it under the Agreement and may instruct the transfer agent to maintain the transfer restriction on any portion of the Stock Consideration relating to a claim asserted before the fifth anniversary of the Closing Date until that claim is finally resolved.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. On the Closing Date, the Company completed the acquisition of certain artificial intelligence software, models, source code, data rights, intellectual property and related assets (collectively, the “Transferred Assets and Products”), including the Disease-Associated Protein Discovery AI Agent and the Disease Trend Prediction and Monitoring AI Model, pursuant to the Agreement.

The aggregate purchase price (the “Purchase Price”) was $4,500,000, consisting of (a) $750,000 in cash paid at Closing, (b) two milestone payments of $625,000 each (the “Milestone Payments”), for an aggregate of $1,250,000, payable only upon delivery, testing and acceptance of each AI product under the objective acceptance criteria set forth in the Agreement, and (c) the Stock Consideration, consisting of 2,907,977 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), equal to $2,500,000 divided by $0.8597, the volume-weighted average price per share of Common Stock for the ten consecutive trading days from October 19, 2026 through October 30, 2026, rounded down to the nearest whole share. No Milestone Payment is earned or payable for partial performance, incomplete delivery, a failed test or an unresolved material defect.

The Stock Consideration is subject to a five-year lock-up beginning on the Closing Date, with no leak-out, during which Foldlab and any transferee may not sell, transfer, pledge, hedge, short, lend or otherwise dispose of the shares or any related economic interest. Under the Voting Rights Agreement, dated as of the Closing Date, Foldlab granted the Company an irrevocable proxy, coupled with an interest, to vote the Stock Consideration on matters relating to the issuance, listing, transfer restrictions, recapitalization, change of control or implementation of the transaction. The Company’s stockholders approved the issuance of the Stock Consideration at a special meeting held on October 9, 2026. The Company paid the cash portion of the Purchase Price due at Closing from its existing cash on hand.

Before the Closing, there was no material relationship between Foldlab and the Company or any of its affiliates, directors or officers, other than in respect of the Agreement and the related transaction documents. The foregoing description is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K by incorporation by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 4, 2026, the Amendment, which is filed as Exhibit 10.1, and the Voting Rights Agreement, which is filed as Exhibit 10.2, each of which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On November 5, 2026, the Company issued 2,907,977 shares of Common Stock to Foldlab as the Stock Consideration, as partial consideration for the Transferred Assets and Products. The shares were issued in reliance on the exemption from registration provided by Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), on the basis that Foldlab is not a U.S. person and the issuance was made in an offshore transaction, and, alternatively, Section 4(a)(2) of the Securities Act, in each case based in part on representations made by Foldlab.

The shares are restricted securities, have not been registered under the Securities Act or any state securities laws, may not be offered or sold in the United States absent registration or an applicable exemption, and are subject to the lock-up described above. The Company has no obligation to register the resale of the shares.

Item 5.01. Changes in Control of Registrant.

The information set forth in Items 1.01, 2.01 and 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the issuance of the Stock Consideration on November 5, 2026, Foldlab acquired 2,907,977 shares of Common Stock, representing approximately 53.6% of the outstanding shares of Common Stock, based on 2,518,590 shares of Common Stock outstanding as of August 12, 2026, the record date for the Company’s October 9, 2026 special meeting of stockholders, plus the shares issued as Stock Consideration. Zhengkang (Jacob) Shao is the sole director and sole shareholder of Foldlab and may be deemed to beneficially own the shares held by Foldlab. The shares were acquired as partial consideration for the Transferred Assets and Products, and no funds were used by Foldlab or Mr. Shao to acquire them.

Under the Voting Rights Agreement, Foldlab has granted the Company an irrevocable proxy, coupled with an interest, to vote the Stock Consideration on matters relating to the issuance, listing, transfer restrictions, recapitalization, change of control or implementation of the transaction, and Foldlab may not vote or take any action with respect to the Stock Consideration that would reasonably be expected to impair the Company, the Transferred Assets and Products, the transaction, the Company’s Nasdaq listing or compliance with securities laws. Foldlab otherwise retains the right to vote the Stock Consideration, including in the election of directors. There is no arrangement or understanding between Foldlab or Mr. Shao and the Company or any of its directors, officers or stockholders with respect to the election of directors or other matters, and no change in the composition of the Company’s board of directors or executive officers occurred in connection with the Closing. The Company is not aware of any arrangement, including any pledge of the Company’s securities, the operation of which may at a subsequent date result in a change in control of the Company.

Item 7.01. Regulation FD Disclosure.

On November 5, 2026, the Company issued a press release announcing the Closing, furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the delivery and acceptance of milestone products, the integration of the acquired technology, the performance of the acquired technology, the Company’s ability to realize anticipated benefits, and other statements that are not historical facts. These statements are based on the Company’s current expectations, estimates and projections and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including: the risk that milestone products may not be delivered, tested or accepted on schedule or in accordance with the applicable acceptance criteria; the risk that the acquired technology may not perform as expected or generate the anticipated benefits; the risk that the Company may not successfully integrate the acquired technology; and other risks and uncertainties described in the Company’s filings with the SEC, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The Transferred Assets and Products do not constitute a business within the meaning of Rule 11-01(d) of Regulation S-X. Accordingly, no financial statements are required to be filed pursuant to this Item 9.01(a).

(b) Pro forma financial information. Because the acquisition of the Transferred Assets and Products did not constitute the acquisition of a business, no pro forma financial information is required to be filed pursuant to this Item 9.01(b) or Article 11 of Regulation S-X.

(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated September 4, 2026, by and between iSpecimen Inc. and Foldlab AI Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 4, 2026)
10.1	Amendment to Asset Purchase Agreement, dated as of November 2, 2026, by and between iSpecimen Inc. and Foldlab AI Ltd.
10.2	Voting Rights Agreement, dated as of November 2, 2026, by and between iSpecimen Inc. and Foldlab AI Ltd.
99.1	Press Release, dated November 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2026

iSPECIMEN INC.

By:	/s/ Shahin Behroyan
	Name:	Shahin Behroyan
	Title:	Chief Executive Officer

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